Realized and Net Change in Unrealized Gains and (Losses) on ETP Payables - Schedule of Realized and Net Change in Unrealized Gains and (Losses) on ETP Payables (Details) - USD ($)	3 Months Ended		6 Months Ended
	Jun. 30, 2026	Jun. 30, 2025	Jun. 30, 2026	Jun. 30, 2025
Schedule of Realized and Net Change in Unrealized Gains and (Losses) on ETP Payables [Abstract]
Realized loss on ETPs	$ 20,803,293	$ 10,926,602	$ 52,322,223	$ (6,800,443)
Unrealized gain / (loss) on ETPs	50,005,898	(117,341,482)	192,599,824	180,609,518
Total	$ 70,809,191	$ (106,414,880)	$ 244,922,047	$ 173,809,075